UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

PACIFIC OAK STRATEGIC OPPORTUNITY REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-55424	46-2822978
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

11150 Santa Monica Blvd., Suite 400
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
On January 29, 2020, Pacific Oak Strategic Opportunity REIT II, Inc. (the “Company”, “POSOR II,” “we” or “us”) publicly announced that a Special Committee of its Board of Directors was negotiating a proposed merger (the “Merger”) with a Special Committee of the Board of Directors of Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation (“POSOR I”). In light of these negotiations and possible Merger, our Board of Directors has approved a suspension of our share redemption program (“SRP”). Effective beginning with the month of February 2020, we have suspended (a) redemptions requested under the SRP in connection with a stockholder’s death, Qualifying Disability (as defined in the SRP) or Determination of Incompetence (as defined in the SRP) (“Special Redemptions”), until we and POSOR I file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus for the proposed Merger, and (b) all other redemptions under the SRP until after the Merger closes. The Board of Directors shall reconsider the foregoing SRP suspension if the merger negotiations terminate. In accordance with the terms of the SRP, we will treat the unsatisfied portion of a redemption request as a request for redemption at the next applicable redemption date under the SRP on which funds are available for redemption, unless the redemption request is withdrawn.  Any stockholder can withdraw a redemption request by sending written notice to the program administrator, provided such notice is received at least five business days before the applicable redemption date.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of POSOR II and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of the execution of a merger agreement (the “Merger Agreement”) and completion of the proposed Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the failure to sign the Merger Agreement or, after signing, the termination of the Merger Agreement; (2) the inability to complete the proposed Merger or failure to satisfy other conditions to completion of the proposed Merger; (3) the inability to complete the proposed Merger within the expected time period or at all, including due to the failure to satisfy conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed Merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed Merger; (5) the effect of the announcement of the proposed Merger on POSOR I’s or POSOR II’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither POSOR I or POSOR II guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in POSOR I’s and POSOR II’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2018. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that POSOR I and POSOR II will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, POSOR II does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. POSOR I and POSOR II expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY POSOR I AND POSOR II IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POSOR I, POSOR II AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing POSOR I’s website (http://www.pacificoakcmg.com/offering/reit-i) or by accessing POSOR II’s website (http://www.pacificoakcmg.com/offering/reit-ii). Investors may also read and copy any reports, statements and other information filed by POSOR I or POSOR II with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding POSOR I’s directors, executive officers and its external advisor, Pacific Oak Capital Advisors, LLC (the “Advisor”) is available in its proxy statement filed with the SEC by POSOR I on November 22, 2019 in connection with its 2019 annual meeting of stockholders. POSOR II’s current executive officers and external advisor are all the same as that of POSOR I. Information regarding POSOR II’s directors is available in its proxy statement filed with the SEC by POSOR II on December 11, 2018 in connection with its 2018 annual meeting of stockholders. Certain directors and executive officers of POSOR I and POSOR II, the Advisor and other persons may have direct or indirect interests in the proposed Merger due to securities holdings in POSOR I and POSOR II and economic interests in the Advisor, and other affiliates of the Advisor, which earn fees from their relationships with POSOR I and POSOR II. If and to the extent that any of the POSOR I or POSOR II participants will receive any additional benefits in connection with the proposed Merger, the details of those benefits will be described in the Proxy Statement/Prospectus relating to the proposed Merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of POSOR I or POSOR II, their executive officers and directors, and the Advisor and its affiliates in the proposed Merger by reading the Joint Proxy Statement/Prospectus regarding the proposed Merger when it becomes available.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT II, INC.

Dated: February 13, 2020	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary